Exhibit 99.4

                                  CERTIFICATION
                   Pursuant to 18 United States Code ss. 1350


     The undersigned hereby certifies that to his knowledge the Quarterly Report on Form 10-Q for the fiscal quarter ended August 2, 2002 of Dollar General Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/ James J. Hagan
                                               ---------------------------------
                                               Name:  James J. Hagan
                                               Title:   Chief Financial Officer
                                               Date:   August 28, 2002